PROSPECTUS SUPPLEMENT
PRUCO LIFE INSURANCE COMPANY
Pruco Life Variable Universal Account

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Pruco Life of New Jersey Variable Appreciable Account

Supplement dated March 15, 2024,
to
Prospectuses dated May 1, 2023
for
PruLife® Custom Premier II and VUL Protector® Contracts

This supplement updates and amends certain information contained in the current prospectus and updating summary prospectus, as applicable, for your variable universal life insurance Contract, as well as any subsequent supplements thereto. You should read this supplement carefully and retain it for future reference.

Effective March 1, 2024, the following Funds have restated their expenses: Fidelity® VIP ContrafundSM Portfolio and Fidelity® VIP Mid Cap Portfolio. The rows for these Funds in APPENDIX A: Funds Available Under the Contract are hereby deleted and replaced with the following.

Type	Fund - Investment Manager(s) / Subadviser(s)	Current Expense	Average Annual Total Returns As Of 12/31/2022
			1 year	5 year	10 year
Large Growth	Fidelity® VIP ContrafundSM Portfolio (Service Class 2) - Fidelity Management & Research Company LLC (FMR) and other investment advisers	0.81%	(26.49)%	8.39%	11.15%
Mid-Cap Growth	Fidelity® VIP Mid Cap Portfolio (Service Class 2) - Fidelity Management & Research Company LLC (FMR) and other investment advisers	0.82%	(14.97)%	5.68%	9.69%

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

PRODUCTSUP219                              PCP2, PCP214, PCP215, VULP14, VULP15, VULP18, VULP21